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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 9, 2002



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-22474                 87-0418807
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)





                111 Presidential Boulevard, Bala Cynwyd, PA 19004
             -----------------------------------------------------
                (Address of principal executive offices/Zip Code)

                  Registrant's telephone number, including area
              code: (610) 668-2440 Former name, former address, and
                former fiscal year, if changed since last report:
                   ___________________________________________



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Forward-Looking Statements

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 5.  Other Events

         On December 9, 2002, American Business Financial Services, Inc. announced that it intends to move its headquarters from Montgomery County to the Wanamaker Building in Center City Philadelphia. See the Press Release attached hereto as Exhibit 99.1 and related documents also attached hereto.



Item 7.  Financial Statements and Exhibits

         (a) Financial Statements

                  None

         (b) Pro-forma Financial Information

                  None

         (c) Exhibits

                  The following exhibits are filed herewith:

Exhibit
Number      Description
-------     -----------

10.1 Office Lease Agreement, dated November 27, 2002 and Addendum to Office Lease, dated November 27, 2002 between the Registrant and Wanamaker, LLC.

10.2 Letter Agreement dated May 20, 2002 between the Registrant and the Commonwealth of Pennsylvania.

10.3 Letter of Intent with PIDC Local Development Corporation dated December 3, 2002.

99.1        Press Release dated December 9, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMERICAN BUSINESS FINANCIAL
                                   SERVICES, INC.


Date: 12/24/02                     By: /s/ Anthony J. Santilli
                                       -----------------------------------------
                                       Name: Anthony J. Santilli
                                       Title: Chairman, President,
                                                 Chief Executive Officer and
                                                 Chief Operating Officer



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                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1 Office Lease Agreement, dated November 27, 2002 and Addendum to Office Lease, dated November 27, 2002 between the Registrant and Wanamaker, LLC.

10.2 Letter Agreement dated May 20, 2002 between the Registrant and the Commonwealth of Pennsylvania.

10.3 Letter of Intent with PIDC Local Development Corporation dated December 3, 2002.

99.1        Press Release dated December 9, 2002.